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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 11, 2004

LODGENET ENTERTAINMENT CORPORATION (Exact Name of Registrant as Specified in Charter)

Delaware	0-22334	46-0371161

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 West Innovation Street, Sioux Falls, SD	57107

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(605) 988-1000

n/a (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
SIGNATURES
EXHIBIT INDEX
Press Release

Item 5. Other Events.

     On February 11, 2004, LodgeNet Entertainment Corporation issued a press release announcing that Scott H. Schlecter has been elected to its board of directors. The press release is attached as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGENET ENTERTAINMENT CORPORATION

Date:	February 11, 2004	By Its	/s/ Scott C. Petersen Scott C. Petersen President and Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release issued February 11, 2004